Exhibit 99.1

Akero Therapeutics Reports Second Quarter 2021 Financial Results and Provides Business Update

SOUTH SAN FRANCISCO, August 13, 2021 /GLOBE NEWSWIRE/ -- Akero Therapeutics, Inc. (Nasdaq: AKRO), a cardio-metabolic biotechnology company developing transformational treatments for non-alcoholic steatohepatitis (NASH), today reported second quarter financial results for the period ending June 30, 2021.

“Our clinical and manufacturing momentum is a testament to our confidence in efruxifermin (EFX), which has the potential to be among the first investigational NASH therapies approved for treatment of both pre-cirrhotic (F2/F3) and cirrhotic (F4) NASH,” said Andrew Cheng, M.D., Ph.D., president and chief executive officer of Akero. “We are excited to initiate our second Phase 2b clinical trial in patients with late-stage cirrhotic NASH (F4), who are at increased risk of liver failure and thus have the highest unmet medical need.”

Second Quarter Business Highlights & Company Updates

•	During the second quarter, Akero continued to enroll patients in the HARMONY study, a Phase 2b multicenter, randomized, double-blind, placebo-controlled, clinical trial in biopsy-confirmed pre-cirrhotic NASH patients (fibrosis stages F2 and F3).
•	During the second quarter, Akero successfully initiated GMP manufacture of drug substance (API) to be used for Phase 3 evaluation of EFX.
•	In July, Nature Medicine published full results of the main portion of Akero’s Phase 2a BALANCED trial in biopsy-confirmed NASH patients with F1-F3 fibrosis.
o	Published analysis showed that pre-cirrhotic NASH patients treated for 16 weeks with EFX achieved substantial reductions in liver fat, associated with decreases in markers of liver injury and inflammation, and reversal of fibrosis.
o	The first published clinical evidence of fibrosis regression with an FGF21 analog.
•	In July, Akero initiated its SYMMETRY study, a Phase 2b, multicenter, randomized, double-blind, placebo-controlled, clinical trial in biopsy-confirmed NASH patients with compensated cirrhosis (F4), Child-Pugh class A.
o	Follows Akero’s first quarter announcement of topline results from a 30-patient expansion cohort of the Phase 2a BALANCED study of EFX in late-stage (F4) cirrhotic NASH, which showed substantial improvements in fibrosis after 16 weeks of treatment among patients with end-of-treatment biopsies.

Second Quarter 2021 Financial Results

•	Akero's cash, cash equivalents and short-term marketable securities for the period ended June 30, 2021 were $230.0 million.
•	Akero believes that its cash, cash equivalents and marketable securities will be sufficient to fund its current operating plan into the third quarter of 2023.
•	Research and development expenses for the three-month period ended June 30, 2021 were $24.0 million, compared to $13.0 million for the comparable period in 2020. These increases are attributable to higher costs related to Akero's EFX program, including third-party contract manufacturing, contract research organization costs associated with the BALANCED and HARMONY studies and internal personnel costs.
•	General and administrative expenses for the three-month period ended June 30, 2021 were $5.0 million, compared to $3.4 million for the comparable period in 2020. These increases are attributable to higher expenses for personnel, including non-cash stock-based compensation, and professional services and other costs associated with operating as a public company.

•	Total operating expenses were $29.0 million for the three-month period ended June 30, 2021, compared to $16.5 million for the comparable period in 2020.

About Akero Therapeutics

Akero Therapeutics is a clinical-stage cardio-metabolic company developing transformational treatments for non-alcoholic steatohepatitis (NASH), a disease without any approved therapies. Akero’s investigational drug product candidate, efruxifermin (EFX) is a differentiated Fc-FGF21 fusion protein that has been engineered to mimic the balanced biological activity profile of native FGF21, an endogenous hormone that alleviates cellular stress and regulates metabolism throughout the body. EFX is designed to offer convenient once-weekly subcutaneous dosing. The consistency and magnitude of effects observed in clinical studies position EFX to be a potentially best-in-class medicine, if approved, for treatment of NASH. EFX is currently being evaluated in two Phase 2b clinical trials: the HARMONY study in pre-cirrhotic patients with F2/F3 fibrosis and the SYMMETRY study in cirrhotic (F4) patients. Akero is headquartered in South San Francisco. Visit www.akerotx.com for more information.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, statements regarding Akero's business plans and objectives, including future plans or expectations for EFX, upcoming milestones, and therapeutic effects of EFX, as well as the dosing, safety and tolerability of EFX; Akero’s Phase 2a BALANCED clinical trial, including additional analysis of its data and potential therapeutic benefits; Akero’s Phase 2b HARMONY and SYMMETRY clinical trials; expectations regarding Akero’s use of capital, expenses and other future financial results; and the potential impact of COVID-19 on strategy, future operations, enrollment and clinical trials. Any forward-looking statements in this press release are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: risks related to the impact of COVID-19 on Akero's ongoing and future operations, including potential negative impacts on Akero’s employees, third-parties, manufacturers, supply chain and production as well as on global economies and financial markets; the success, cost, and timing of Akero's product candidate development activities and planned clinical trials; Akero's ability to execute on its strategy; positive results from a clinical study may not necessarily be predictive of the results of future or ongoing clinical studies; regulatory developments in the United States and foreign countries; Akero's ability to fund operations; as well as those risks and uncertainties set forth more fully under the caption "Risk Factors" in Akero’s most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (SEC) and quarterly reports on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties and other important factors in Akero’s other filings and reports with the SEC. All forward-looking statements contained in this press release speak only as of the date on which they were made. Akero undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Investor Contact:

Christina Tartaglia

212.362.1200

IR@akerotx.com

Media Contact:

650.487.6488

media@akerotx.com

Akero Therapeutics, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands)

	June 30, 2021	December 31, 2020
Assets
Cash, cash equivalents and short-term marketable securities	$230,028	$268,387
Other current assets	6,194	2,958
Non-current assets	1,787	1,994
Total assets	$238,009	$273,339
Liabilities and Stockholders’ Equity
Current liabilities	$16,459	$13,111
Non-current liabilities	1,417	1,516
Stockholders’ equity	220,133	258,712
Total liabilities and stockholders’ equity	$238,009	$273,339

Akero Therapeutics, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(Unaudited)
(In thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Operating expenses:
Research and development	$23,976	$13,037	$34,578	$21,828
General and administrative	4,990	$3,417	9,516	7,005
Total operating expenses	28,966	16,454	44,094	28,833
Loss from operations	(28,966)	(16,454)	(44,094)	(28,833)
Other income,net	33	247	71	740
Net loss	$(28,933)	$(16,207)	$(44,023)	$(28,093)
Comprehensive loss	$(28,940)	$(16,162)	$(44,029)	$(27,997)
Net loss per common share, basic and diluted	$(0.83)	$(0.57)	$(1.27)	$(0.98)
Weighted-average number of shares used in computing net loss per common share, basic and diluted	34,814,631	28,602,976	34,779,647	28,551,227